UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

PETRO RESOURCES CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

DELAWARE	333-132596	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 910 Houston, Texas 77056
(Address of principal executive offices)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01 Regulation FD Disclosure.

On April 2, 2008, Petro Resources Corporation (the “Company”) issued a press release announcing that Don Kirkendall, President of the Company, will present at the IPAA Oil & Gas Investment Symposium on Tuesday, April 8, 2008 at 2:20 PM EDT.   The press release and presentation materials are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and are incorporated into this Item 7.01 by reference.

Cautionary Notes

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements or depictions included in the referenced presentation and set forth in this Current Report on Form 8-K involve known and unknown risk, uncertainties and other factors.  Those forward-looking include regarding the Company's expectations, beliefs, intentions or strategies regarding the future. Such forward-looking statements relate to, among other things: (1) the Company's proposed exploration and drilling operations on its various properties, (2) the expected production and revenue from its various properties, and (3) estimates regarding the reserve potential of its various properties. These statements are qualified by important factors that could cause the Company's actual results to differ materially from those reflected by the forward-looking statements. Such factors include but are not limited to: (1) the Company's ability to finance the continued exploration and drilling operations on its various properties, (2) positive confirmation of the reserves, production and operating expenses associated with its various properties; and (3) the general risks associated with oil and gas exploration and development, including those risks and factors described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission (“SEC”), including but not limited to the Company's Annual Report on Form 10-K for the year ended December 31, 2007 filed on March 31, 2008 (“2007 form 10-K”). The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

The SEC permits oil and gas companies, in their filings with the SEC,  to discuss only proved reserves that are supported by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. In its IPAA Oil & Gas Investment Symposium presentation materials attached to this Current Report on Form 8-K as Exhibit 99.2 , the Company refers to “unrisked reserves”, "recoverable reserves", "probable reserves" and "recoverable resources" which are inherently more uncertain than proved reserves. These terms are not used in the Company's filings with the SEC. The Company's reserves and related performance measures represent its working interest before royalties, unless otherwise indicated.  Please refer to the Company's 2007 Form 10-K available from the Company or the SEC for further reserve disclosure.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit 99.1	Press release dated April 2, 2008

Exhibit 99.2	The Company’s presentation materials - IPAA Oil & Gas Investment Symposium

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETRO RESOURCES CORPORATION

Date: April 7, 2008	/s/ Wayne P. Hall
Wayne P. Hall,
Chief Executive Officer